   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1998

                                                        REGISTRATION NO. 2-50870

                                                                    NO. 811-2482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 39                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 24                                           [X]

                            VAN KAMPEN RESERVE FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [X]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VAN KAMPEN RESERVE FUND


                             CROSS REFERENCE SHEET


                (as required by Item 501(b) of Registration S-K)


                                                            LOCATION IN PROSPECTUS
FORM N-1A ITEM                                              ----------------------
PART A
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights; Fund Performance
 4.  General Description of Registrant..........  The Fund; Investment Objective and
                                                  Policies; Investment Practices; Description
                                                    of Shares of the Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Fund; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Purchase of Shares; Shareholder Services;
                                                    Distribution and Service Plans;
                                                    Redemption of Shares; Distributions from
                                                    the Fund; Tax Status; Description of
                                                    Shares of the Fund; Additional
                                                    Information; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable


                                                      STATEMENT OF ADDITIONAL INFORMATION
PART B                                                -----------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Policies; Investment
                                                  Restrictions
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers
16.  Investment Advisory and Other Services.....  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement;
                                                    Distributor; Distribution and Service
                                                    Plans; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege; Check Writing Privilege
20.  Tax Status.................................  Dividends and Distributions; Tax Status of
                                                  the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Yield Information
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements


PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                            VAN KAMPEN RESERVE FUND
--------------------------------------------------------------------------------

    Van Kampen Reserve Fund (the "Fund") is a diversified mutual fund. The investment objective of the Fund is to seek protection of capital and high current income. The Fund seeks to achieve its investment objective by investing in U.S. dollar denominated money market securities.

    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

    The Fund's investment adviser is Van Kampen Asset Management Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800)341-2911.

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated September 15, 1998, containing additional information about the Fund is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800)341-2911 or for Telecommunications Device For the Deaf by calling (800)421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials of the Fund at the SEC's internet web site (http://www.sec.gov).

                             VAN KAMPEN FUNDS LOGO

                  THIS PROSPECTUS IS DATED SEPTEMBER 15, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      4
Annual Fund Operating Expenses and Example..................      5
Financial Highlights........................................      6
The Fund....................................................      7
Investment Objective and Policies...........................      7
Investment Practices........................................      8
Investment Advisory Services................................      9
Alternative Sales Arrangements..............................     10
Purchase of Shares..........................................     11
Shareholder Services........................................     14
Redemption of Shares........................................     17
Distribution and Service Plans..............................     19
Distributions from the Fund.................................     20
Tax Status..................................................     20
Fund Performance............................................     21
Description of Shares of the Fund...........................     22
Additional Information......................................     22


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUND. Van Kampen Reserve Fund (the "Fund) is a diversified, open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek protection of capital and high current income. There is no assurance the Fund will achieve its investment objective. See "Investment Objective and Policies."

INVESTMENT POLICY. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of U.S. dollar denominated money market securities. It seeks high current income from these short-term investments to the extent consistent with protection of capital.

RISK FACTORS. Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Class B shares and Class C shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds. Unless investors intend to exchange their Fund shares to or from Class B shares or Class C shares of other Van Kampen funds, they should purchase the Fund's Class A shares because Class A shares are not subject to any ongoing distribution fee or related charges. Even investors who do intend to exchange their Fund shares for Class B shares or Class C shares of other Van Kampen funds may prefer to purchase Class A shares of the Fund and then redeem those shares and use the proceeds to purchase Class B shares or Class C shares of other Van Kampen funds. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."


Class A Shares. Class A shares are offered at net asset value per share. The Fund pays an annual service fee of up to 0.15% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge ("CDSC") of 4.00% on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 0.90% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 0.90% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."


INVESTMENT ADVISER. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser.



DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.


DISTRIBUTIONS FROM THE FUND. Dividends from net investment income and capital gains, if any, are declared and paid daily. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                               CLASS A         CLASS B        CLASS C
                                                               SHARES          SHARES          SHARES
                                                               -------         -------        -------
Maximum sales charge imposed on purchases (as a percentage
  of offering price)........................................     None           None            None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of offering price).............................     None           None            None
Deferred sales charge (as a percentage of the lesser of                                         Year
  original purchase price or redemption proceeds)...........     None       Year 1--4.00%     1--1.00%
                                                                            Year 2--4.00%   After -- None
                                                                            Year 3--3.00%
                                                                            Year 4--2.50%
                                                                            Year 5--1.50%
                                                                             After--None
Redemption fees (as a percentage of amount redeemed)........     None           None            None
Exchange fee................................................     None           None            None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------


                                                              CLASS A    CLASS B    CLASS C
                                                               SHARES     SHARES     SHARES
                                                              -------    -------    -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.42%       0.42%      0.42%
12b-1 Fees (as a percentage of average daily net
  assets)(1)................................................   0.14%       0.89%(2)   0.89%(2)
Other Expenses (as a percentage of average daily net
  assets)...................................................   0.46%       0.48%      0.47%
Total Fund Operating Expenses (as a percentage of average
  daily net assets).........................................   1.02%       1.79%      1.78%


--------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 0.90% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.



                                                                  ONE       THREE      FIVE        TEN
                                                                 YEAR       YEARS      YEARS      YEARS
EXAMPLE:                                                         ----       -----      -----      -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.02% for Class
  A shares, 1.79% for Class B shares and 1.78% for Class C
  shares, (ii) a 5.00% annual return and (iii) redemption at the end of each time period:
    Class A.................................................      $10        $32       $ 56       $125
    Class B.................................................      $58        $86       $112       $191*
    Class C.................................................      $28        $56       $ 96       $209
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each time
  period:
    Class A.................................................      $10        $32       $ 56       $125
    Class B.................................................      $18        $56       $ 97       $191*
    Class C.................................................      $18        $56       $ 96       $209


--------------------------------------------------------------------------------

*Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five fiscal years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                              CLASS A SHARES
                                          ---------------------------------------------------------------------------------------
                                                                            YEAR ENDED MAY 31,
                                          ---------------------------------------------------------------------------------------
                                           1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of the
 Period.................................   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Investment Income...................   .0467    .0440    .0465    .0434    .0229    .0244    .0415    .0664    .0801    .0815
Less Distributions from Net Investment
 Income.................................  (.0467)  (.0440)  (.0465)  (.0434)  (.0229)  (.0244)  (.0415)  (.0664)  (.0801)  (.0815)
Net Asset Value, End of the Period......   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total Return............................   4.78%    4.52%    4.75%    4.43%    2.32%    2.44%    4.20%    6.80%    8.33%    8.49%
Net Assets at End of the Period (in
 millions)..............................  $634.1   $451.3   $440.3   $319.7   $463.8   $279.3   $329.2   $402.3   $426.1   $474.2
Ratio of Expenses to Average Net
 Assets(a)..............................   1.02%    1.02%    1.07%    1.00%    1.03%    1.09%    1.05%     .94%     .91%     .76%
Ratio of Net Investment Income to
 Average Net Assets(a)..................   4.60%    4.38%    4.62%    4.28%    2.36%    2.44%    4.19%    6.68%    7.99%    8.19%


---------------


(a) For the years ended May 31, 1994 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.



                                                      CLASS B SHARES                                CLASS C SHARES
                                        -------------------------------------------   -------------------------------------------
                                                                    APRIL 18, 1995                                APRIL 18, 1995
                                                                    (COMMENCEMENT                                 (COMMENCEMENT
                                           YEAR ENDED MAY 31,      OF DISTRIBUTION)      YEAR ENDED MAY 31,      OF DISTRIBUTION)
                                        ------------------------      TO MAY 31,      ------------------------      TO MAY 31,
                                         1998     1997     1996          1995          1998     1997     1996          1995
                                         ----     ----     ----    ----------------    ----     ----     ----    ----------------
Net Asset Value, Beginning of the
 Period...............................   $1.00    $1.00    $1.00         $1.00         $1.00    $1.00    $1.00         $1.00
                                        ------   ------   ------        ------        ------   ------   ------        ------
Net Investment Income.................   .0391    .0363    .0388         .0047         .0392    .0362    .0387         .0049
Less Distributions from Net Investment
 Income...............................  (.0391)  (.0363)  (.0388)       (.0047)       (.0392)  (.0362)  (.0387)       (.0049)
                                        ------   ------   ------        ------        ------   ------   ------        ------
Net Asset Value, End of the Period....   $1.00    $1.00    $1.00         $1.00         $1.00    $1.00    $1.00         $1.00
                                        ======   ======   ======        ======        ======   ======   ======        ======
Total Return(d).......................   3.99%    3.71%    3.95%          .47%(b)      3.99%    3.72%    3.94%          .49%(b)
Net Assets at End of the Period (in
 millions)............................  $123.0   $103.0    $81.5          $4.2         $16.1     $8.4     $9.7          $0.6
Ratio of Expenses to Average Net
 Assets(c)............................   1.79%    1.77%    1.86%         1.76%         1.78%    1.78%    1.87%         1.76%
Ratio of Net Investment Income to
 Average Net Assets(c)................   3.91%    3.70%    3.75%         3.52%         3.91%    3.64%    3.81%         3.52%


---------------


(b) Non-Annualized



(c) For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.



(d) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

--------------------------------------------------------------------------------

THE FUND
--------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen Asset Management Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The investment objective of the Fund is to seek protection of capital and high current income. The Fund seeks to achieve its investment objective by investing in U.S. dollar denominated money market securities. These securities may include obligations of the U.S. Government and its agencies, bank obligations, commercial paper and repurchase agreements secured by such obligations. Such securities are described below.

  The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less as required by rules promulgated by the SEC.


  There can be no guarantee that the Fund will achieve its investment objective or be able at all times to maintain its net asset value per share at $1.00. The daily dividend rate paid by the Fund may be expected to fluctuate. The Fund uses the amortized cost method for valuing portfolio securities. See "Purchase of Shares -- General."


  OBLIGATIONS OF THE U.S. GOVERNMENT AND ITS AGENCIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

  BANK OBLIGATIONS. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches or subsidiaries of domestic banks, and domestic or foreign branches of foreign banks which at the time of investment are rated in the two highest categories by Standard & Poor's Ratings Group ("S&P") (A-1 and A-2) or by Moody's Investors Service ("Moody's") (Prime-1 and Prime-2). The ratings of Moody's and S&P represent their opinions of the quality of the bank obligations they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to obligations rated A-1 or Prime-1.

  Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

  The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respect from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adopting of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

  COMMERCIAL PAPER. The Fund may invest in short-term obligations of companies which at the time of investment are (a) rated in the two highest categories by S&P (A-1 and A-2) or by Moody's (Prime-1 and Prime-2), or (b) if not rated, issued by a company which at the date of investment has any outstanding long-term debt securities rated at least A by S&P or by Moody's.

  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or Prime-1.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks (or a foreign branch or subsidiary thereof) which have a short-term debt rating of high quality (in one of the two highest categories) by either Moody's or S&P and with primary government securities dealers reporting to the Federal Reserve Bank of New York. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. No repurchase agreement may exceed one year. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser aggregates the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund that would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemption order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. Most transactions made by the Fund are principal transactions at net prices which incur little or no brokerage costs. Dealers are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser is authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of shares of the Fund and other Van Kampen funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms.


  INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which, like the investment objective, may not be changed without approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended ("1940 Act")). The Fund may not borrow money, except from banks for temporary or emergency purposes, such as to accommodate heavy redemption requests, and then in amounts not exceeding 10% of the value of the Fund's total net assets. The Fund may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing. The Fund may not lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest. Other fundamental investment restrictions are described in the Statement of Additional Information. Except to the extent governed by the Fund's fundamental investment restrictions, the investment policies described under "Investment Objective and Policies" can be changed by the Trustees.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.


  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based on an annual rate applied to average daily net assets of the Fund as follows:

                                                                 % PER
AVERAGE DAILY NET ASSETS                                         ANNUM
------------------------                                      -----------
First $150 million..........................................     0.50%
Next $100 million...........................................     0.45%
Next $100 million...........................................     0.40%
Over $350 million...........................................     0.35%


  Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Van Kampen, or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  From time to time the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class A shares. See "Purchase of Shares -- Class A Shares."


  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares."


  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.15% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.



  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended for an indefinite period if an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares.



  FACTORS FOR CONSIDERATION. Class B shares and Class C shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A shares because there is no distribution fee or related expenses and, therefore, Class A shares will have a higher yield than Class B shares and Class C shares. Even investors who do intend to exchange their shares for Class B shares or Class C shares of other

Van Kampen funds should consider purchasing Class A shares of the Fund and then redeeming those shares when they wish to invest in Class B shares or Class C shares of other Van Kampen funds. Since Class A shares are not subject to an ongoing distribution fee or related expenses, purchasing Class A shares and then redeeming them to purchase Class B shares or Class C shares of other Van Kampen funds is likely to result in a higher return to the investor than purchasing Class B shares or Class C shares of the Fund and then exchanging them for Class B shares or Class C shares of other Van Kampen funds. The CDSC applicable to Class B shares or Class C shares is not imposed on exchanges among Participating Funds for the same class of shares. Instead, Class B shares or Class C shares acquired in an exchange remain subject to the CDSC schedule of the initial Participating Fund from which the Class B share or Class C share was purchased. Similarly the holding period for calculating any CDSC is based upon the date of purchase of such share from the initial Participating Fund. See also "Shareholder Services -- Exchange Privilege." It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.


  The distribution expenses incurred by the Distributor in connection with the sale of Class B shares and Class C shares will be reimbursed from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Distribution expenses by the Distributor in connection with the sale of Class A shares are not reimbursed by the Fund. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class B shares and Class C shares. Sales personnel are not entitled to receive compensation for selling Class A shares.


  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fee and related expenses of the Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


  Initial investments must be at least $500 for each class of shares and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.



  Shares of the Fund may be purchased on any business day by following the wire transfer instructions described below. Shares of the Fund also may be purchased by completing the application accompanying this Prospectus and forwarding the application through an authorized dealer or by mail to the shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of the Van Kampen. Shares of the Fund may be purchased on any business day through Authorized Dealers. When purchasing shares of this Fund, investors must specify whether the purchase is Class A shares, Class B shares or Class C shares.



  Purchases of shares are priced at the next determined net asset value per share after a purchase order becomes effective, which is upon receipt by the Fund of federal funds. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value for each class is determined by adding the total market value of all portfolio securities owned by the Fund, cash and other assets, including accrued interest and dividends attributable to such class and then subtracting all liabilities attributable to such class, including accrued expenses. The resulting amount is divided by the total number of shares of the class outstanding to arrive at the net asset value per share of each share of the class. The Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides for certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and related expenses) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and related expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.



  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.



  INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Van Kampen Investor Services Inc. ("Investor Services") at (800) 421-6714 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number. The investor's bank should wire the specified amount along with the account number and registration to the Fund's custodian: State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, ABA-011000028, attention Van Kampen Investor Services Inc./Van Kampen Fund Account No. 9900-446-7. The investor should then immediately complete and mail the account application form accompanying this Prospectus to Investor Services. To receive same day credit to an account, the investor must call Investor Services, at the telephone number listed above, by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.



  INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed account application form to Investor Services.



  SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive same day credit to an account, the investor must call Investor

Services at (800) 421-6714 by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.



  SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments in the amount of $25 or more may be sent by mail to Investor Services, indicating the account registration and account number.


CLASS A SHARES


  Class A shares are offered at net asset value per share without sales charge.



  The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund with no minimum or subsequent investment requirement. In order to qualify for this privilege, the administrator of a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services processing system. In addition, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor. The Fund reserves the right to modify or terminate this program at any time.


CLASS B SHARES


  Class B shares are offered at net asset value per share. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.
--------------------------------------------------------------------------------

                                                              CONTINGENT DEFERRED SALES CHARGE
                                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                           DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------------------------
First.......................................................                4.00%
Second......................................................                4.00%
Third.......................................................                3.00%
Fourth......................................................                2.50%
Fifth.......................................................                1.50%
Sixth and After.............................................                 None

--------------------------------------------------------------------------------


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five-year period.



  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES


  Class C shares are offered at net asset value per share. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.



  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.



  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.



WAIVER OF CONTINGENT DEFERRED SALES CHARGE



  The CDSC may be waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder;
(ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.



--------------------------------------------------------------------------------

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


  The Fund offers a number of shareholder services designed to facilitate the investment in its shares at little or no extra cost to the investor. The following is a description of such services. As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or its affiliates and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent and a wholly-owned subsidiary of Van Kampen. Investor Services performs bookkeeping, data processing and administrative services relating to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements quarterly from Investor Services showing any reinvestment of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by wire transfer or by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder may authorize Investor Services to charge a shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will receive the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Class A shares of the Fund which have not previously been charged a sales load (except for shares purchased via the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable of the Participating Fund being acquired will have any applicable sales charges differential imposed upon an exchange into a Participating Fund.



  When Class B shares and Class C shares are exchanged among Participating Funds, the applicable CDSC schedule, conversion period, if any, and holding period is based upon the initial purchase of such Class B shares or Class C shares from a Participating Fund. When such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the next determined net asset value per share after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the next determined net asset value per share after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount, not less than $25. Such a systematic withdrawal plan also may be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


  Class B shareholders and Class C shareholders may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.



  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the account application and returning the form and application to Investor Services. Once the form is properly completed, signed and returned to Investor Services, a supply of checks drawn on State Street Bank will be sent to the Class A shareholder. Those checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.



  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated Class A shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. A "stop payment" system is not available on these checks. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. See the Statement of Additional Information for further information regarding the establishment of the privilege.


  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Van Kampen Investor Services, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network.


  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.


  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it does so if a special request has been made to Investor Services. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and must be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.



  In all cases, the redemption price is the net asset value per share next determined after the request for redemption is received in proper form by Investor Services. Payment for shares redeemed is made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to 15 days. Such delay can be avoided if such payment of shares is made by bank wire. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record of the account or to the bank account of record as described below. To establish such privilege a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire transfer. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  EXPEDITED REDEMPTIONS. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more, by calling (800) 421-5684. Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited redemption requests received in good order prior to 10:00 a.m. Kansas City time are processed and the proceeds are wired on the date of receipt. Redemption requests received by Investor Services after such hour are priced subsequently processed and the proceeds are wired on the next banking day following receipt of such request. Investor Services reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to Investor Services with the signature of the shareholder guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value per share without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.15% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.15% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.15% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1998, there were $2,882,684 and $145,960 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing approximately 2.34% and 0.91% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's net income is declared and paid as a dividend on a daily basis. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for the day shares are redeemed. All dividends are automatically invested in additional full and fractional shares of the Fund at net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to Investor Services. Shares purchased by daily reinvestments are liquidated at the net asset value on the last business day of the month and the proceeds of such redemption mailed to the shareholder electing cash payment. A redeeming shareholder receives all dividends accrued through the date of redemption.

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  The Fund's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Fund.

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

  The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. By qualifying as a regulated investment company, the Fund generally is not subject to federal income taxes to the extent it distributes at least 90% of its net investment income (which includes for this purpose net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) and net capital gains. The Fund intends to distribute substantially all of its net investment income and net capital gains, if any, at least annually. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of the shares held by a shareholder and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder

(assuming such shares are held as a capital asset). Dividends from net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

  Information as to the federal tax status of ordinary income dividends and capital gain dividends, including the portion (if any) of such capital gain dividends to which the special 28% tax rate described below is applicable, will be provided by the Fund to shareholders for each year that such amounts are $10.00 or more.

  The maximum tax rate applicable to capital gains for individuals and other non-corporate taxpayers generally is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.

  To avoid being subject to a 31% federal backup withholding tax on dividends, capital gain dividends and redemption payments, a shareholder must, among other things, furnish the Fund with a certification of his correct taxpayer identification number.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its shareholders who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice, including advice regarding state and local tax considerations. Foreign investors should consult their own tax advisers for further information as to the tax consequences in the U.S. or their country of residence or citizenship of an investment in the Fund. See "Tax Status of the Fund" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time, the Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The current and effective yields for the seven-day period ending May 31, 1998, and a description of the method by which the yield was calculated is contained in the Statement of Additional Information.

  Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the type and quality of the securities held in a portfolio, portfolio maturity, operating expenses and market conditions.

  Yield is calculated separately for Class A shares, Class B shares and Class C shares. Because of the differences in distribution fees, the yields for each of the classes will differ with Class B shares and Class C shares having a lower yield than Class A shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., Donoghue's Money Market Report or similar independent services which monitor the performance of mutual funds, with other appropriate indexes of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

  The Fund's Annual Report and Semi-Annual Report contains additional information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.


--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


  The Fund originally was incorporated in Maryland on March 28, 1974. The Fund was reorganized as a business trust under the laws of the state of Delaware on July 31, 1995, and was renamed as Van Kampen American Capital Reserve Fund. The Fund adopted its current name on July 14, 1998. The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time. Shares issued by the Fund are fully paid, non-assessable and, except as described herein, have no preemptive or conversion rights.



  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.


  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is May 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal tax information regarding dividends and capital gains distributions.

  For Automated Telephone Service which provides 24-hour direct dial access to fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL

YOUR BROKER OR (800) 341-2911


DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 421-2833

FOR AUTOMATED
TELEPHONE SERVICES
DIAL (800) 847-2424

VAN KAMPEN RESERVE FUND

One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN

ASSET MANAGEMENT INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor


VAN KAMPEN FUNDS INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent


VAN KAMPEN


INVESTOR SERVICES INC.

P.O. Box 418256
Kansas City, MO 64141-9256

Attn: Van Kampen Reserve Fund


Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713

Attn: Van Kampen Reserve Fund


Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants


PRICEWATERHOUSECOOPERS LLP


200 East Randolph Drive


Chicago, IL 60601

--------------------------------------------------------------------------------

                                  RESERVE FUND

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

                               SEPTEMBER 15, 1998

                             VAN KAMPEN FUNDS LOGO

                                                                   RES PRO  9/98

                      STATEMENT OF ADDITIONAL INFORMATION

                            VAN KAMPEN RESERVE FUND

     Van Kampen Reserve Fund (the "Fund") is a diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 341-2911.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Policies.........................................  B-2
Investment Restrictions.....................................  B-3
Trustees and Officers.......................................  B-5
Legal Counsel...............................................  B-12
Investment Advisory Agreement...............................  B-12
Distributor.................................................  B-13
Distribution and Service Plans..............................  B-14
Transfer Agent..............................................  B-14
Portfolio Transactions and Brokerage........................  B-15
Determination of Net Asset Value............................  B-15
Purchase and Redemption of Shares...........................  B-16
Exchange Privilege..........................................  B-17
Check Writing Privilege.....................................  B-18
Dividends and Distributions.................................  B-18
Tax Status of the Fund......................................  B-19
Yield Information...........................................  B-21
Other Information...........................................  B-22
Rating Categories...........................................  B-22
Report of Independent Accountants...........................  B-24
Financial Statements........................................  B-25
Notes to Financial Statements...............................  B-33

     This Statement of Additional Information is dated September 15, 1998.

GENERAL INFORMATION


     Van Kampen Reserve Fund, formerly known as Van Kampen American Capital Reserve Fund (the "Fund"), originally was incorporated in Maryland on March 28, 1974. The Fund was reorganized as a business trust under the laws of Delaware and was renamed Van Kampen American Capital Reserve Fund. The Fund adopted its current name on July 14, 1998.



     Van Kampen Asset Management Inc. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     As of August 13, 1998, no one person was known to own beneficially or hold of record 5% or more of the outstanding shares of any class of the Fund, except for those listed below:



       NAME AND ADDRESS                             NUMBER OF
       OF RECORD HOLDER          CLASS OF SHARES   SHARES HELD    PERCENT OF CLASS
       ----------------          ---------------   -----------    ----------------

Van Kampen Trust Company            A              119,684,001         16.72%
  2800 Post Oak Blvd.               B               67,557,755         41.19%
  Houston, TX 77056                 C                5,546,545         23.40%



     Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT POLICIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), certain requirements of which are summarized below.


     In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group
("S & P"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and IBCA Inc. See "Ratings Categories".



     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that (i) the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the Fund may invest, with limitations, more than 5% of its total assets in securities subject to a guarantee issued by a non-controlled person. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Trustees to be comparable to those rated in the highest category, will be limited to 5% of the Fund's total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


     REPURCHASE AGREEMENTS. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities must be of a type in which the Fund may invest (normally securities of the U.S. Government, or its agencies and instrumentalities), except that the underlying securities may have maturity dates exceeding one year.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund does not presently intend to lend its portfolio securities in excess of 5% of its total assets.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may be less restrictive than the investment policies stated in the Prospectus and may not be changed without approval by the vote of a majority of its outstanding voting shares which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund may not:

      1. Purchase any security which matures more than two years from the date of purchase. As set forth under "Investment Objective and Policies" in the Prospectus, the Fund's operating policy is not to purchase any security having a remaining maturity of more than 13 months;


      2. Purchase any security other than (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (b) bank time deposits, certificates of deposit and bankers' acceptances which are obligations of a domestic bank (or a foreign branch or subsidiary thereof), or of a foreign bank, rated at the time of investment A-1 and A-2 by Moody's or Prime-1 and Prime-2 by S & P; (c) instruments secured by a bank obligation described in item 2(b); (d) commercial paper if rated A by S & P's or Prime by Moody's, or if not rated, issued by a company having an outstanding debt issue rated at least A by S & P's or Moody's (see "Ratings Categories" for an explanation of these ratings); and (e) repurchase agreements collateralized by the debt securities described above;

      3. Issue any senior security, although the Fund may borrow as set forth under item 14 below;

      4. Purchase or sell real estate; although the Fund may purchase securities issued by companies, including real estate investment trusts, which invest in real estate or interest therein;

      5. Purchase securities on margin, make short sales of securities or maintain a short position;

      6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs;

      7. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

      9. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees of the Fund as described under "Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned;

     10. Invest in securities, except repurchase agreements, for which there are legal or contractual restrictions on resale, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     11. Underwrite securities of other issuers except that the Fund may sell an investment position even though it may be deemed an underwriter as that term is defined under the Securities Act of 1933;

     12. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

     13. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own beneficially more than 0.50% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     14. Borrow money, except from banks for temporary or emergency purposes and then in amounts not exceeding 10% of the value of the Fund's total net assets; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing (the Fund will not borrow for leveraging or investment but only to meet redemption requests which might otherwise require undue dispositions of portfolio securities);

     15. Lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest;

     16. With respect to 75% of its assets, purchase securities if the purchase would cause the Fund, at that time, to have more than 5% of the value of its total assets invested in the securities of any one issuer (except obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements fully collateralized thereby);

     17. Invest in the securities of any issuer, if immediately thereafter, the Fund would own more than 10% of the total value of all outstanding securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act;

     18. Invest more than 5% of its assets in companies having a record together with predecessors, of less than three years continuous operation; and

     19. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government and of domestic branches of U.S. banks).

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

Don G. Powell*............................  Chairman and a Director of Van Kampen. Chairman and a
2800 Post Oak Blvd.                         Director of the Advisers and the Distributor. Chairman
Houston, TX 77056                           and a Director of Investor Services. Director or officer
Date of Birth: 10/19/39                     of certain other subsidiaries of Van Kampen. Chairman of
                                            the Board of Governors and the Executive Committee of the
                                            Investment Company Institute. Prior to July of 1998,
                                            Director and Chairman of VK/AC Holding, Inc. Prior to
                                            November 1996, President, Chief Executive Officer and a
                                            Director of VK/AC Holding, Inc. Trustee/Director of each
                                            of the funds in the Fund Complex and
                                            Trustee/Director/Managing General Partner of other funds
                                            advised by the Advisers or Van Kampen Management Inc.

Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Director/Managing General Partner of
                                            other open-end and closed-end funds advised by the
                                            Advisers or Van Kampen Management Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen.
  Date of Birth: 05/20/42              President, Chief Operating Officer and a Director of the
  President                            Advisers, Van Kampen Advisors Inc., and Van Kampen
                                       Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen. Mr. Nyberg is Executive Vice
  Vice President and Secretary         President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Van Kampen
                                       Investor Services Inc. Director or officer of certain other subsidiaries of Van Kampen. Director of ICI Mutual Insurance
                                       Co., a provider of insurance to members of the Investment
                                       Company Institute. Prior to July of 1998, Director and
                                       Executive Vice President, General Counsel and Secretary of
                                       VK/AC Holding, Inc. Prior to April of 1998, Executive Vice
                                       President, General Counsel and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, he was
                                       Executive Vice President, General Counsel and a Director of
                                       Van Kampen Merritt Equity Holdings Corp. Prior to September
                                       of 1996, he was General Counsel of McCarthy, Crisanti &
                                       Maffei, Inc. Prior to July of 1996, Mr. Nyberg was Executive
                                       Vice President and General Counsel of VSM Inc. and Executive
                                       Vice President and General Counsel of VCJ Inc. Vice
                                       President and Secretary of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen.
  Date of Birth: 11/10/44              Executive Vice President of the AC Adviser and the
  Vice President                       Distributor. President and a Director of Van Kampen Investor
                                       Services Inc. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services, Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen and Van
  Date of Birth: 01/11/56              Kampen Management Inc. Senior Vice President and Chief
  Vice President and Chief             Operating Officer of the Distributor. Vice President and
  Financial Officer                    Chief Financial Officer of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

John L. Sullivan.....................  First Vice President of Van Kampen and the Advisers.
  Date of Birth: 08/20/55              Treasurer of each of the funds in the Fund Complex and
  Treasurer                            certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen and the Advisers. Controller of
  Date of Birth: 11/19/59              each of the funds in the Fund Complex and other investment
  Controller                           companies advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen. Vice President, Associate General Counsel and
  Assistant Secretary                  Assistant Secretary of the Advisers, the Distributor, Van
                                       Kampen Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen. Vice President, Assistant Secretary and Senior
  Assistant Secretary                  Attorney of the Advisers, the Distributor, Van Kampen
                                       Investor Services Inc., Van Kampen Management Inc., American
                                       Capital Contractual Services, Inc., Van Kampen Exchange
                                       Corp. and Van Kampen Advisors Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen. Senior Vice President, Deputy
  Assistant Secretary                  General Counsel and Secretary of the Advisers, the
                                       Distributor, Van Kampen Investor Services Inc., American
                                       Capital Contractual Services, Inc., Van Kampen Management
                                       Inc., Van Kampen Exchange Corp., Van Kampen Advisors Inc.,
                                       Van Kampen Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services Inc. Prior
                                       to July of 1998, Senior Vice President, Deputy General
                                       Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior
                                       to April of 1998, Van Kampen Merritt Equity Advisors Corp.
                                       Prior to April of 1997, Senior Vice President, Deputy
                                       General Counsel and Secretary of Van Kampen American Capital
                                       Services, Inc. and Van Kampen Merritt Holdings Corp. Prior
                                       to September of 1996, Mr. Martin was Deputy General Counsel
                                       and Secretary of McCarthy, Crisanti & Maffei, Inc., and
                                       prior to July of 1996, he was Senior Vice President, Deputy
                                       General Counsel and Secretary of VSM Inc. and VCJ Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen, the Advisers, the Distributor, Van
  Assistant Secretary                  Kampen Management Inc. and Van Kampen Advisors Inc. Prior to
                                       September of 1996, Mr. Wetherell was Assistant Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen and the Advisers. Assistant
  Date of Birth: 10/16/64              Treasurer of each of the funds in the Fund Complex and other
  Assistant Treasurer                  investment companies advised by the Advisers or their
                                       affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, Van Kampen or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.



     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $1,760                  $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                   1,560                    3,141               60,000             111,197
R. Craig Kennedy*           1995                   1,760                    2,229               60,000             111,197
Jack E. Nelson*             1995                   1,760                   15,820               60,000             104,322
Jerome L. Robinson          1995                     740                   32,020               15,750             107,947
Phillip B. Rooney*          1997                   1,760                        0               60,000              74,697
Dr. Fernando Sisto*         1991                   1,760                   60,208               60,000             111,197
Wayne W. Whalen*            1995                   1,760                   10,788               60,000             111,197


---------------

*  Currently a member of the Board of Trustees.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1998. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1998: Mr. Branagan, $1,760; Ms. Heagy, $1,560; Mr. Kennedy, $880; Mr. Nelson, $1,760; Mr. Robinson, $740; Mr. Rooney, $1,760; Dr. Sisto, $880; and Mr. Whalen, $1,760. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of May 31, 1998 is as follows: Mr. Branagan, $3,550; Dr. Caruso, $3,449; Mr. Gaughan, $433; Ms. Heagy, $4,797; Mr. Kennedy, $2,939; Mr. Miller,

$2,276; Mr. Nelson, $5,780; Mr. Rees, $32,480; Mr. Robinson, $4,100; Mr. Rooney,
$1,888; Dr. Sisto, $9,602; Mr. Vernon, $3,375; and Mr. Whalen, $5,747. The
deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the Funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

     As of August 13, 1998, the trustees and officers of the Fund, as a group, owned less than 1% of the shares of the Fund.

LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of a President of the Fund, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of: 0.50% on the first $150 million net assets; 0.45% on the next $100 million of net assets; 0.40% on the next $100 million of net assets; and 0.35% on the net assets over $350 million.

     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month.

Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser, or any other direct or indirect majority-owned subsidiary of Van Kampen in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of Van Kampen in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any direct or indirect majority-owned subsidiary of Van Kampen to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed one percent of the Fund's average net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Trust except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended May 31, 1998, 1997 and 1996, the Adviser received $2,251,176, $2,170,578 and $1,842,244, respectively in advisory fees from the Fund.

OTHER AGREEMENTS

     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares with the other mutual funds distributed by the Distributor and advised by the Adviser and its affiliates in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets.

     For the years ended May 31, 1998, 1997 and 1996, the Fund paid expenses of approximately $131,834, $90,167 and $127,090, respectively, representing the Advisory Corp.'s cost of providing accounting services.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under Class A Plan were $629,215 or 0.14% of the Class A shares' average net assets.

     For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under the Class B Plan were $612,527 or 0.89% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $502,176 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $110,351 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under the Class C Plan were $93,011 or 0.89% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $73,963 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $19,048 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.

TRANSFER AGENT

     During the fiscal years ending May 31, 1998, 1997 and 1996, Van Kampen Investor Services Inc. shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $1,321,365, $1,374,092 and $1,280,376, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1988, transfer agency services were provided at cost plus a profit.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions, if any, on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage cost. During the past three years the Fund paid no commissions to brokers on the purchase or sale of portfolio securities. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities may include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. The Adviser places portfolio transactions in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at a favorable price.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies, and seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

DETERMINATION OF NET ASSET VALUE

     Purchases of shares will be priced at the net asset value per share next determined after a purchase order becomes effective which is upon receipt by the Fund of federal funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The net asset value per share of Fund shares is computed by dividing the value of all securities plus all cash and other assets (including accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding.

     The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the instrument.

     The Fund's use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the Securities and Exchange Commission ("SEC"). Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks.

     The Fund's Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share based on amortized cost. In the event such deviation should exceed 4/10 of 1%, the Trustees are required to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, the Trustees will take such steps as they consider appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

PURCHASE AND REDEMPTION OF SHARES

     All orders become effective when the wire or check payment is converted into federal funds. A check order will normally be converted into federal funds on the second business day following receipt of payment by Investor Services. When payment is by wire transfer of federal funds, such order becomes effective upon receipt provided that prior notice has been given as described below; other bank wire payments will normally be converted into federal funds on the day following receipt.

     After each initial and subsequent investment, the shareholder receives a statement of the number of shares owned. Certificates for shares purchased will not normally be issued but shares will be held on deposit by Investor Services. However, the shareholder may request a certificate by writing Investor Services for shares at any time. It is preferred that such request for a certificate be for at least 1,000 shares in order to minimize shareholder service agent costs.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Death or Disability

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of death or disability, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and Class C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest, at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Exchange Privilege" in the
Prospectus:

     By use of the exchange privilege, the investor authorizes Investor Services to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by Investor Services to be genuine. Van Kampen and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen, Investor Services and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described above.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to Investor Services before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since Investor Services established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certifications must be dated within 120 days of their receipt by Investor Services.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

DIVIDENDS AND DISTRIBUTIONS

     The Fund's net income is declared and paid as dividend on a daily basis. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are received for the day shares are redeemed. The per share dividends on Class B shares and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency fees applicable to the Class B and Class C shares. All dividends are automatically invested in additional full and fractional shares of the Fund at net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to Investor Services. Shares purchased by daily reinvestments are liquidated at the net asset value on the last business day of the month and the proceeds of such redemption less any applicable CDSC mailed to the shareholder electing cash payment. A redeeming shareholder receives all dividends accrued through the date of redemption.

     The Fund's net income for dividend purposes is calculated daily and consists of interest accrued or discount earned, plus or minus any net realized gains or losses on portfolio securities, less any amortization of premium and the expenses of the Fund.

     Should the Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if the Fund's net asset value per share was reduced below $1.00, the

Board may suspend further dividend payments until net asset value per share returned to $1.00. Thus, such expenses or losses or depreciation may result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

TAX STATUS OF THE FUND

     The following discussion reflects applicable federal income tax law as of the date hereof.

     Taxation of the Fund. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. Included among such requirements is the requirement that the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies.

     If the Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its net investment income (which includes for this purpose net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income, including any net capital gains, will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders) and all distributions out of earnings and profits will be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to its shareholders (less any interest charge).

     The Fund is subject to a 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary taxable income for the twelve months ended December 31st, together with 98% of its capital gain net income for the twelve months ended October 31st of such year. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     Income from investments in foreign obligations received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries. Tax conventions between the certain countries and the United States may reduce or eliminate such taxes. Investors will not be entitled to claim United States foreign tax credits with respect to such taxes.

     Distributions. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of the taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Dividends to foreign shareholders, including shareholders who are non-resident aliens, may be subject to a United States withholding tax at a rate of 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Foreign and non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Dividends and other distributions may also be subject to state and local taxes.

     Sale of Shares. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     If shares of the Fund are sold or exchanged within 90 days of acquisition and shares of the same or related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining the gain or loss on such shares. To the extent the sales charge is not allowed in determining the gain or loss on the initial shares, it is added to the basis of the subsequent shares.

     Capital Gains Rates. The maximum tax rate applicable to capital gains for individuals and other non-corporate taxpayers generally is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended June 30, 1998.

     Backup Withholding. The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number (a social security number in the case of an individual) who fails to report fully dividend or interest income or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to backup withholding. The 31% back-up withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     General. The federal income tax discussion set forth above is for general information only. Shareholders and prospective shareholders should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

YIELD INFORMATION

     The annualized current yield for Class A shares for the seven day period ending May 31, 1998 was 4.72%. Its compound effective yield for the same period was 4.83%. For Class B shares the annualized yield and compound effective yield for the seven day period was 3.92% and 4.00%, respectively. For Class C shares the annualized yield and compound effective yield for the seven day period was 3.93% and 4.01%, respectively.

     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of an hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its annualized yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Fund's portfolio, their quality and length of maturity, and the Fund's operating expenses. At May 31, 1998, 10.2% of the Fund's portfolio was invested in obligations of U.S. Government Agencies', 67.1% was invested in commercial paper of which 100% was rated A-1 or Prime-1, 1.7% was invested in Certificates of Deposit, and the remaining 21.0% was invested in repurchase agreements. See "Investment Policies -- Commercial Paper," and the Rating Categories herein. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment. At May 31, 1998 the average dollar weighted maturity of the portfolio was 26 days.

     The yield fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the account level which, if included, would decrease the yield.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.

     Yield is calculated separately for Class A shares, Class B shares and Class C shares. Because of the differences in distribution fees, the yield for each of the classes will differ.

     From time to time marketing materials may provide a portfolio manager update, an adviser update and/or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 200 East Randolph, Chicago, Illinois 60601, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

RATING CATEGORIES

     Description of the highest commercial paper, bond and other short-term and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff") and IBCA Limited and IBCA Inc. ("IBCA").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily well established industries, high rates of return of funds employed, conservative well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff, Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

BOND AND LONG-TERM RATINGS

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest and, in the majority of instances, differ only in small degrees from issues rated AAA.

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds are rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Rating and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

================================================================================
                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees of Van Kampen American Capital Reserve Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Reserve Fund (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
June 26, 1998

================================================================================
                            PORTFOLIO OF INVESTMENTS
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------


 Par                                                              Discount Yield
Amount                                                               on Date
(000))                  Description                                of Purchase    Maturity            Amortized Cost
------                  -----------                                -----------    --------            --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 8.0%
$  10,252    Federal Home Loan Bank Consolidated
             Discount Note ...................................        5.412%      07/13/98            $ 10,187,344
   12,080    Federal Home Loan Mortgage Discount Note ........        5.469       06/09/98              12,059,846
   10,000    Federal National Mortgage Association
             Discount Note ...................................        5.426       07/10/98               9,941,334
   10,000    Federal National Mortgage Association
             Discount Note ...................................        5.394       07/29/98               9,913,958
   20,000    Federal National Mortgage Association
             Medium Term Note ................................        5.625       04/28/99              19,990,904
                                                                                                       -----------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS ........................................       62,093.386
                                                                                                       -----------

CERTIFICATE OF DEPOSIT 1.3%
   10,000    Societe Generale ................................        5.550       07/10/98              10,000,000
                                                                                                       -----------

COMMERCIAL PAPER 52.7%
   19,000    Abbott Labs Corp. ...............................        5.493       06/02/98              18,994,226
   25,000    American Express Co. ............................        5.520       06/08/98              24,969,611
   25,000    American General Finance Corp. ..................        5.578       07/06/98              24,862,000
   20,000    Associates Corp. of North America ...............        5.545       07/09/98              19,881,050
   20,000    Chevron USA, Inc. ...............................        5.511       06/12/98              19,963,466
   25,000    CIT Group Holdings, Inc. ........................        5.508       06/22/98              24,916,431
   25,000    Coca Cola Co. ...................................        5.499       07/08/98              24,855,915
   25,000    Commercial Credit Corp. .........................        5.530       06/19/98              24,927,826
   30,000    Ford Motor Credit Corp. .........................        5.547       07/13/98              29,803,991
   25,000    General Electric Capital Corp. ..................        5.565       06/05/98              24,980,868
   20,000    IBM Credit Corp. ................................        5.538       06/22/98              19,932,655
   25,000    John Deere Capital Corp., Class B ...............        5.551       07/27/98              24,782,291
   25,000    LaSalle National Bank ...........................        5.530       07/16/98              25,000,000
   20,000    Merrill Lynch & Co., Inc. .......................        5.588       08/21/98              19,748,988
   15,000    New York St Power Auth Rev & Genl Purp Ser D. ...        5.881       02/15/99              15,000,000
   20,000    Norwest Financial Inc. ..........................        5.530       06/01/98              19,996,944
   20,000    Prudential Funding Corp. ........................        5.552       07/20/98              19,847,221
   25,000    Toronto Dominion Holdings .......................        5.753       06/01/96              24,996,118
                                                                                                       -----------
                TOTAL COMMERCIAL PAPER ..........................................................      407,459,601
                                                                                                       -----------


                        See Notes to Financial Statements

================================================================================
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

Description                                                                   Amortized Cost
-----------                                                                   --------------
REPURCHASE AGREEMENTS 16.5%
BankAmerica Securities ($66,289,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/29/98,
to be sold on 06/01/98 at $66,319,769) ....................................    $ 66,289,000
Swiss Bank Corp. ($61,206,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
05/29/98 to be sold on 06/01/98 at $61,234,308) ...........................      61,206,000
                                                                               ------------
       TOTAL REPURCHASE AGREEMENTS ........................................     127,495,000
                                                                               ------------

TOTAL INVESTMENTS 78.5%(a) ................................................     607,047,987
OTHER ASSETS IN EXCESS OF LIABILITIES 21.5% ...............................     165,133,019
                                                                               ------------
NET ASSETS 100.0% .........................................................    $773,181,006
                                                                               ============

(a) At May 31, 1998, cost is identical for both book and federal income tax purposes.

                        See Notes to Financial Statements

================================================================================
                       STATEMENT OF ASSETS AND LIABILITIES
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------


ASSETS:
Total Investments, at Amortized Cost which Approximates Market, including
  repurchase agreements of $127,495,000 ........................................    $607,047,987
Cash ...........................................................................           1,113
Receivables:
  Fund Shares Sold .............................................................     170,184,339
  Interest .....................................................................         443,455
Other ..........................................................................          89,404
                                                                                    ------------
  Total Assets .................................................................     777,766,298
                                                                                    ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased ......................................................       3,175,829
  Distributor and Affiliates ...................................................         509,070
  Investment Advisory Fee ......................................................         239,418
  Income Distributions .........................................................         152,637
Accrued Expenses ...............................................................         338,791
Trustees' Deferred Compensation and Retirement Plans ...........................         169,547
                                                                                    ------------
  Total Liabilities ............................................................       4,585,292
                                                                                    ------------
NET ASSETS .....................................................................    $773,181,006
                                                                                    ============
NET ASSETS CONSIST OF:
Capital.........................................................................    $773,222,491
Accumulated Undistributed Net Investment Income ................................          52,205
Accumulated Net Realized Loss ..................................................         (93,690)
                                                                                    ------------
NET ASSETS .....................................................................    $773,181,006
                                                                                    ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net Asset Value, Offering Price and Redemption Price per share
    (Based on net assets of $634,076,293 and 634,125,237
    shares of beneficial interest issued and outstanding) ......................    $       1.00
                                                                                    ============
  Class B Shares:
    Net Asset Value and Offering Price per share
    (Based on net assets of $123,018,178 and 123,015,509
    shares of beneficial interest issued and outstanding) ......................    $       1.00
                                                                                    ============
  Class C Shares:
    Net Asset Value and Offering Price per share
    (Based on net assets of $16,086,535 and 16,086,219
    shares of beneficial interest issued and outstanding) ......................    $       1.00
                                                                                    ============

                        See Notes to Financial Statements

================================================================================
                             STATEMENT OF OPERATIONS
================================================================================
                        For the Year Ended May 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest .......................................................................    $ 30,125,078
                                                                                    ------------
EXPENSES:
Investment Advisory Fee ........................................................       2,251,176
Shareholder Services ...........................................................       1,885,679
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $632,729, $669,085 and $92,673, respectively) ..............................       1,394,487
Legal ..........................................................................          38,650
Custody ........................................................................          25,102
Trustees' Fees and Expenses ....................................................          21,579
Other ..........................................................................         504,827
                                                                                    ------------
 Total Expenses ................................................................       6,121,500
                                                                                    ------------
NET INVESTMENT INCOME ..........................................................    $ 24,003,578
                                                                                    ============
NET REALIZED LOSS ..............................................................    $    (25,912)
                                                                                    ============
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................................     $ 23,977,666
                                                                                    ============

                        See Notes to Financial Statements

================================================================================
                         STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                     For the Years Ended May 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                   Year Ended           Year Ended
                                                                  May 31, 1998         May 31, 1997
                                                                ----------------     ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ......................................    $     24,003,578     $    21,972,082
Net Realized Loss ..........................................             (25,912)             (7,692)
                                                                ----------------     ---------------
Change in Net Assets from Operations .......................          23,977,666          21,964,390
                                                                ----------------     ---------------
Distributions from Net Investment Income:
  Class A Shares ...........................................         (20,677,191)        (18,710,328)
  Class B Shares ...........................................          (2,897,824)         (2,925,963)
  Class C Shares ...........................................            (402,667)           (339,500)
                                                                ----------------     ---------------
    Total Distributions ....................................         (23,977,682)        (21,975,791)
                                                                ----------------     ---------------
NET CHANGE IN NET ASSETS
  FROM INVESTMENT ACTIVITIES ...............................                 (16)            (11,401)
                                                                ----------------     ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ..................................      11,140,736,165       8,126,739,596
Net Asset Value of Shares Issued Through
  Dividend Reinvestment ....................................          23,977,682          21,975,791
Cost of Shares Repurchased .................................     (10,954,208,156)     (8,117,517,908)
                                                                ----------------     ---------------
NET CHANGE IN NET ASSETS
  FROM CAPITAL TRANSACTIONS ................................         210,505,691          31,197,479
                                                                ----------------     ---------------
Total Increase in Net Assets ...............................         210,505,675          31,186,078
NET ASSETS:
Beginning of the Period ....................................         562,675,331         531,489,253
                                                                ----------------     ---------------
End of the Period (including accumulated undistributed net
  investment income of $52,205 and $26,309, respectively)...    $    773,181,006     $   562,675,331
                                                                ================     ===============


                        See Notes to Financial Statements

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================
      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                       Year Ended May 31,
                                                 ---------------------------------------------------------------
Class A Shares                                     1998         1997          1996          1995          1994
--------------                                   --------     --------      --------     ---------     ---------
Net Asset Value, Beginning of the Period ....    $   1.00     $   1.00      $   1.00     $    1.00     $    1.00
                                                 --------     --------      --------     ---------     ---------
Net Investment Income .......................       .0467        .0440         .0465         .0434         .0229
Less Distributions from Net
  Investment Income .........................      (.0467)      (.0440)       (.0465)       (.0434)       (.0229)
                                                 --------     --------      --------     ---------     ---------
Net Asset Value, End of the Period ..........    $   1.00     $   1.00      $   1.00     $    1.00     $    1.00
                                                 ========     ========      ========     =========     =========
Total Return ................................        4.78%        4.52%         4.75%         4.43%         2.32%
Net Assets at End of the Period
  (in millions) .............................    $  634.1     $  451.3      $  440.3     $   319.7     $   463.8
Ratio of Expenses to Average Net Assets*.....        1.02%        1.02%         1.07%         1.00%         1.03%
Ratio of Net Investment Income
  to Average Net Assets* ....................        4.60%        4.38%         4.62%         4.28%         2.36%

* For the years ended May 31, 1994 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01 %.

                        See Notes to Financial Statements

================================================================================
                          FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================
          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   April 18, 1995
                                                     Year Ended May 31,            (Commencement
                                            -----------------------------------  of Distribution) to
Class B Shares                                1998         1997          1996       May 31, 1995
--------------                              -------      --------     ---------  --------------------
Net Asset Value, Beginning of
  the Period ...........................    $  1.00      $   1.00     $    1.00       $   1.00
                                            -------      --------     ---------       --------
Net Investment Income ..................      .0391         .0363         .0388          .0047
Less Distributions from Net
  Investment Income ....................     (.0391)       (.0363)       (.0388)        (.0047)
                                            -------      --------     ---------       --------
Net Asset Value, End of the Period .....    $  1.00      $   1.00     $    1.00       $   1.00
                                            =======      ========     =========       ========
Total Return (a) .......................       3.99%         3.71%         3.95%           .47%*
Net Assets at End of the
  Period (in millions) .................    $ 123.0      $  103.0     $    81.5       $    4.2
Ratio of Expenses to Average
  Net Assets** .........................       1.79%         1.77%         1.86%          1.76%
Ratio of Net Investment Income
  to Average Net Assets** ..............       3.91%         3.70%         3.75%          3.52%

*    Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than
     0.01 %.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                        See Notes to Financial Statements

================================================================================
                       FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================
      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                                   April 18, 1995
                                                     Year Ended May 31,            (Commencement
                                            -----------------------------------  of Distribution) to
Class C Shares                                1998         1997          1996       May 31, 1995
--------------                              -------      --------     ---------  -------------------
Net Asset Value, Beginning of
  the Period ...........................    $  1.00      $   1.00     $    1.00       $   1.00
                                            -------      --------     ---------       --------
Net Investment Income ..................      .0392         .0362         .0387          .0049
Less Distributions from Net
  Investment Income ....................     (.0392)       (.0362)       (.0387)        (.0049)
                                            -------      --------     ---------       --------
Net Asset Value, End of the Period .....    $  1.00      $   1.00     $    1.00       $   1.00
                                            =======      ========     =========       ========
Total Return(a) ........................       3.99%         3.72%         3.94%           .49%*
Net Assets at End of the
  Period (in millions) .................    $  16.1      $    8.4     $     9.7       $    0.6
  Ratio of Expenses to Average
  Net Assets** .........................       1.78%         1.78%         1.87%          1.76%
Ratio of Net Investment Income
  to Average Net Assets** ..............       3.91%         3.64%         3.81%          3.52%

*    Non-Annualized

** For the period ended May 31, 1995 and the years ended May 31, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

                        See Notes to Financial Statements

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C shares commenced on April
18, 1995.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis, Interest income is recorded on an accrual basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

================================================================================
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $66,693 which will expire between May 31, 2001 and May 31, 2006. Permanent book and tax differences of $2,038 relating to the expiration of capital loss carryforward during fiscal year 1998 was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following fiscal year.

D. DISTRIBUTION OF INCOME AND GAINS--The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

     AVERAGE NET ASSETS                                  % PER ANNUM
     ------------------                                  -----------
     First $150 million ..............................    .50 of 1%
     Next $100 million ...............................    .45 of 1%
     Next $100 million ...............................    .40 of 1%
     Over $350 million ...............................    .35 of 1%

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $38,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $131,800 representing Van Kampen American Capital Distributors, Inc.'s, or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1998, the Fund recognized

================================================================================
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

expenses of approximately $1,321,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3.   CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class with a par value of $0.01 per share.

     At May 31,1998, capital aggregated $634,111,567, $123,024,950 and
$16,085,974 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                           SHARES                VALUE
                                       ---------------      -----------------
Sales:
  Class A ...........................   10,148,446,425      $  10,148,446,425
  Class B ...........................      844,805,255            844,805,255
  Class C ..........................       147,484,485            147,484,485
                                       ---------------      -----------------
Total Sales .......................     11,140,736,165      $  11,140,736,165
                                       ===============      =================
Dividend Reinvestment:
  Class A ...........................       20,677,191      $      20,677,191
  Class B ...........................        2,897,824              2,897,824
  Class C ...........................          402,667                402,667
                                       ---------------      -----------------
Total Dividend Reinvestment .......         23,977,682             23,977,682
                                       ===============      =================
Repurchases:
  Class A ...........................   (9,986,307,711)     $  (9,986,307,711)
  Class B ...........................     (827,716,565)          (827,716,565)
  Class C ...........................     (140,183,880)          (140,183,880)
                                       ---------------      -----------------
Total Repurchases .................    (10,954,208,156)     $ (10,954,208,156)
                                       ===============      =================

================================================================================
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

At May 31, 1997, capital aggregated $451,297,333, $103,038,760 and $8,382,745 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                          SHARES              VALUE
                                       --------------    ----------------
Sales:
  Class A .........................     7,336,711,667    $  7,336,713,031
  Class B .........................       648,076,624         648,076,384
  Class C .........................       141,950,203         141,950,181
                                       --------------    ----------------
Total Sales .......................     8,126,738,494    $  8,126,739,596
                                       ==============    ================
Dividend Reinvestment:
  Class A .........................        18,710,328    $     18,710,328
  Class B .........................         2,926,008           2,925,963
  Class C .........................           339,500             339,500
                                       --------------    ----------------
Total Dividend Reinvestment .......        21,975,836    $     21,975,791
                                       ==============    ================
Repurchases:
  Class A .........................    (7,344,457,086)   $ (7,344,457,086)
  Class B .........................      (629,443,316)       (629,443,280)
  Class C .........................      (143,617,542)       (143,617,542)
                                       --------------    ----------------
Total Repurchases .................    (8,117,517,944)   $ (8,117,517,908)
                                       ==============    ================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs. Class B shares will automatically convert to Class A shares after the eighth year following purchase.

================================================================================
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
                                  May 31, 1998
--------------------------------------------------------------------------------

                                               CONTINGENT DEFERRED
                                                  SALES CHARGE
                                              ---------------------
YEAR OF REDEMPTION                            CLASS B       CLASS C
------------------                            -------       -------
First ..................................       4.00%         1.00%
Second .................................       4.00%         None
Third ..................................       3.00%         None
Fourth .................................       2.50%         None
Fifth ..................................       1.50%         None
Sixth and Thereafter ...................       None          None

     For the year ended May 31, 1998, VKAC, as Distributor for the Fund, received commissions on CDSC redeemed shares of approximately $497,700. Sales charges do not represent expenses of the Fund.

4.   DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12B-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .15% of average daily net assets of Class A shares and .90% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1998, are payments retained by VKAC of approximately $630,100.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS:


      Included in Part A of Registration Statement:
          Financial Highlights
      Included in Part B of Registration Statement:
          Report of Independent Accountants
          Financial Statements
          Notes to Financial Statements

     (B) EXHIBITS:


         (1)(a)          -- First Amended and Restated Agreement and Declaration of
                            Trust(8)
            (b)          -- Second Certificate of Amendment+
            (c)          -- Second Amended and Restated Certificate of Designation+
            (2)          -- Amended and Restated Bylaws(8)
         (4)(a)          -- Specimen Class A Share Certificate+
            (b)          -- Specimen Class B Share Certificate+
            (c)          -- Specimen Class C Share Certificate+
            (5)          -- Investment Advisory Agreement(9)
         (6)(a)          -- Distribution and Service Agreement(9)
            (b)          -- Form of Dealer Agreement(8)
            (c)          -- Form of Broker Agreement(8)
            (d)          -- Form of Bank Agreement(8)
         (8)(a)          -- Custodian Contract(9)
            (b)          -- Transfer Agency and Service Agreement(9)
         (9)(a)          -- Data Access Services Agreement(7)
            (b)          -- Fund Accounting Agreement(9)
        (10)             -- Opinion and Consent of Skadden, Arps, Slate, Meagher &
                            Flom (Illinois)(8)
        (11)             -- Consent of PricewaterhouseCoopers LLP+
        (14)(a)          -- Individual Retirement Account Brochure with
                            Application(4)
            (b)          -- 403(b)(7) Custodial Account(3)
            (c)          -- ORP 403(b)(7) Custodial Account(3)
            (d)          -- Retirement Plans for the Small Business-Forms Package and
                            Plan Documents(1)
            (e)          -- Prototype Profit Sharing/Money Purchase Plan and Trust(2)
            (f)          -- Prototype 401(k) Plan and Trust(2)
            (g)          -- Salary Reduction Simplified Employee Pension Plan(5)
            (h)          -- Simplified Employee Pension Plan Brochure with
                            Application(6)
        (15)(a)          -- Plan of Distribution pursuant to Rule 12b-1(9)
            (b)          -- Form of Shareholder Assistance Agreement(9)
            (c)          -- Form of Administrative Services Agreement(9)
        (16)             -- Computation of Performance Quotations+
        (17)(a)          -- List of certain investment companies in response to Item
                            29(a)+
            (b)          -- List of officers and directors of Van Kampen Funds Inc.
                            in response to Item 29(b)+
        (18)             -- Amended Multi-Class Plan(9)
        (24)             -- Power of Attorney+
        (27)             -- Financial Data Schedules+

-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 44 to Van Kampen American Capital Emerging Growth Fund's Registration Statement on Form N-1A, File No. 2-33214, filed December 21, 1990.

(2) Incorporated herein by reference to Post-Effective Amendment No. 61 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 26, 1991.

(3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 24, 1992.

(4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 24, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to Van Kampen American Capital World Portfolio Series Trust's Registration Statement on Form N-1A, File No. 33-37879, filed September 24, 1993.

(6) Incorporated herein by reference to Post-Effective Amendment No. 69 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 24, 1994.

(7) Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed May 19, 1994.

(8) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 27, 1996.


(9) Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 26, 1997.


 *  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     Such persons, if any, are listed in the Statement of Additional
Information.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


     As of August 13, 1998



                                                           (2)
                                                NUMBER OF RECORD HOLDERS
                     (1)                       ---------------------------
               TITLE OF CLASS                  CLASS A   CLASS B   CLASS C
               --------------                  -------   -------   -------
Shares of Beneficial Interest,
     $0.01 par value                           43,519     6,885     1,299


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.



     (b) Van Kampen Funds Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview

Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN RESERVE FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 14th day of September, 1998.



                                          VAN KAMPEN RESERVE FUND


                                          By:     /s/ RONALD A. NYBERG

                                            ------------------------------------
                                            Ronald A. Nyberg, Vice President and
                                                          Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on September 14, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                         TITLE
                     ----------                                         -----
Principal Executive Officer:
              /s/ DENNIS J. MCDONNELL*                                President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                   Vice President and Chief Financial
-----------------------------------------------------                   Officer
                 Edward C. Wood III

                      Trustees:

               /s/ J. MILES BRANAGAN*                                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                                Trustee
-----------------------------------------------------
                Richard M. DeMartini

                 /s/ LINDA H. HEAGY*                                   Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen


---------------

* Signed by Ronald A. Nyberg pursuant to a power of attorney.

       /s/  RONALD A. NYBERG
------------------------------------
          Ronald A. Nyberg

          Attorney-in-Fact                          September 14, 1998

                     SCHEDULE OF EXHIBITS TO POST-EFFECTIVE
                 AMENDMENT 39 TO FORM N-1A AS SUBMITTED TO THE
                       SECURITIES AND EXCHANGE COMMISSION
                             ON SEPTEMBER 15, 1998

        EXHIBIT
         NUMBER                                    EXHIBIT
        -------                                    -------
         (1)(b)          Second Certificate of Amendment
         (1)(c)          Second Amended and Restated Certificate of Designation
         (4)(a)          Specimen Class A Share Certificate
         (4)(b)          Specimen Class B Share Certificate
         (4)(c)          Specimen Class C Share Certificate
           (11)          Consent of PricewaterhouseCoopers LLP
           (16)          Computation of Performance Quotations
        (17)(a)          List of certain investment companies in response to Item
                            29(a)
            (b)          List of officers and directors of Van Kampen Fund Inc. in
                            response to Item 29(b)
           (24)          Power of Attorney
           (27)          Financial Data Schedules